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                                                                 EXHIBIT 10.39.2

When Recorded
Return To:

Placer Dome U.S. Inc.
240 So. Rock Blvd., Ste. 117
Reno, Nevada  89502
     Attention:  Land/Legal Mgr.
_____________________________________________________________________________
A.P.N. (Unpatented Mining Claims)

                              ASSIGNMENT OF LEASE
                          --------------------------
                          (Unpatented Mining Claims)

     This Assignment of Lease ("Assignment") is entered into this 30th day of December, 1996, by and between Inland Resources Inc., a Washington corporation formerly doing business as Inland Gold and Silver Corp. ("Assignor") and Placer Dome U.S. Inc., a California corporation ("Assignee").

                                    RECITALS

     A. Freeport Exploration Company owned those certain unpatented mining claims located within the County of Lander, State of Nevada, more particularly described in Exhibit "A" attached hereto ("Claims").

     B. By lease agreement dated August 27, 1981, Freeport leased the Claims to Homestake Mining Company. By mesne conveyances, the lessor's and the lessee's interests under the Lease have been transferred to other parties. Independence Mining Company, Inc. ("Independence") holds the lessor's interests under the Lease and Assignor holds the lessee's interests.

     C. Assignee wishes to purchase Assignor's interests in the Lease and Assignor is willing to sell and transfer its interests in the Lease to Assignee.

     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

                                   COVENANTS

     1.  Assignement and Acceptance.  Assignor hereby unconditionally sells,
         --------------------------
assigns and transfers to Assignee, its successors and assigns, all of Assignor's rights, titles, interests and obligations in, to and under the Lease. Assignee hereby accepts the assignment.

     2.  Assignor's Representations.  Assignor represents to Assignee that it
         --------------------------
has not encumbered the Lease in any manner whatsoever and it has not assigned its interests in and to the Lease, in whole or in part, to any third party or parties.

     3.  Assignee's Covenants.  Assignee agrees during the continuance of the
         --------------------
term of the Lease, or any extensions thereof, to pay the rents reserved and to perform the covenants, conditions, and stipulations in said Lease by the lessee and to keep indemnified the Assignor against all actions, claims, and demands whatsoever in respect of the said rents, covenants, conditions, and stipulations,

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or anything relating thereto.

     4.  Notice to Independence.  Section 25 of the Lease allows any party to
         ----------------------
transfer its interests thereunder, but the transferring party is to provide the other party to the Lease with notice of the transfer and a copy of the document of transfer. Assignee shall notify Independence of the transfer.

     5.  Savings Clause.  Nothing contained within this Assignement shall alter
         --------------
or modify Independence's rights or obligations under the Lease.

     6.  Further Assurances.  Assignor and Assignee agree that, to the extent it
         ------------------
may be necessary, they shall execute and deliver such other and additional documents as may be necessary to fully implement the purpose of this Assignment, i.e. the assignment of Assignor's rights, titles and interests in and to the Lease to Assignee.

     7.  Recordation and Filing.  Assignee may record this Assignment with the
         ----------------------
Office of the County Recorder of Lander County, Nevada, and may file it with the appropriate field office of the United States Department of Interior, Bureau of Land Management.

     In witness whereof, Assignor and Assignee have caused their corporate names to be hereto affixed by their representatives duly authorized pursuant to corporate resolutions of their Boards of Directors this 30th day of December, 1996.

                                   INLAND RESOURCES INC., a Washington
                                   corporation formerly doing business as
                                   Inland Gold and Silver Corp.



                                   By
                                     -------------------------------------------
                                    Its
                                        ------------------------------------

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                                 PLACER DOME U.S. INC., a California corporation


                                 By:____________________________________________
                                 Its:___________________________________________



                        CERTIFICATES OF ACKNOWLEDGEMENT


STATE OF ________________)
                         )  ss.
COUNTY OF _______________)

     This instrument was acknowledged before me on __________________________, 1996, by _______________________, on behalf of Inland Resources Inc.


                              _______________________________________
                              NOTARY PUBLIC


                              (My Commission Expires:___________)



STATE OF _______________)
                        )  ss.
COUNTY OF ______________)

     This instrument was acknowledged before me on ____________________________, 1996, by _______________________, on behalf of Placer Dome U.S. Inc.



                              _______________________________________
                              NOTARY PUBLIC


                              (My Commission Expires:___________)

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                                  EXHIBIT "A"

              CLAIMS OWNED BY INDEPENDENCE AND LEASED TO ASSIGNOR

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